Exhibit 10.3

EXECUTION VERSION

PURCHASE AGREEMENT

This Purchase Agreement (the “Agreement”), dated as of March 15, 2017, is by and among EXCO Resources, Inc., a Texas corporation (the “Company”), Hamblin Watsa Investment Counsel Ltd., as administrative agent under the Fairfax Second Lien Credit Agreement referred to below (in such capacity, the “Fairfax Administrative Agent”), Wilmington Trust, National Association, as administrative agent under the Exchange Second Lien Credit Agreement referred to below (in such capacity, the “Exchange Administrative Agent”) and each of the other undersigned parties hereto (each, a “Seller” and, collectively, the “Sellers”). The Company and the Sellers are referred to herein as the “Parties” and each a “Party.”

WHEREAS, the Sellers are, collectively, the direct, or indirect through their subsidiaries and affiliated funds, holders of (x) $300,000,000 in aggregate principal amount of Loans (the “2015 Fairfax Loans”) under and as defined in that certain Term Loan Credit Agreement dated as of October 19, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Fairfax Second Lien Credit Agreement”) among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the Fairfax Administrative Agent, and Wilmington Trust, National Association, as collateral trustee, and/or (y) $382,753,719 in aggregate principal amount of Loans (the “2015 Exchange Loans”, and together with the 2015 Fairfax Loans, the “2015 Term Loans”) under and as defined in that certain Term Loan Credit Agreement dated as of October 19, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Exchange Second Lien Credit Agreement”, and together with the Fairfax Second Lien Credit Agreement, the “2015 Second Lien Credit Agreements”) among the Company, as borrower, certain subsidiaries of the Company, as guarantors, the Exchange Administrative Agent and Wilmington Trust, National Association, as collateral trustee;

WHEREAS, the Company has entered into a 1.75 Lien Term Loan Credit Agreement dated March 15, 2017 (the “Term Loan Agreement”; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Loan Agreement) with Wilmington Trust, National Association, as administrative agent and Wilmington Trust, National Association, and as collateral trustee, and one or more lenders; and

WHEREAS, the Company desires to purchase, and the Sellers desire to sell, the 2015 Term Loans described on Annex I hereof to the Company in exchange for the Sellers or their affiliate or affiliates becoming a lender under the Term Loan Agreement (in such capacity, collectively, the “Affiliate Lender”);

WHEREAS, interest under the Term Loan Agreement is payable (the “PIK Payments”), in certain circumstances set forth therein, in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, certain of the Sellers may also commit to purchase the Company’s $300,000,000 aggregate principal amount of its 8.0% / 11.0% 1.5 Lien Senior Secured PIK Toggle Notes Due 2022 (the “1.5 Lien Notes”) and, in connection therewith will have the option to elect to receive a commitment fee which may be payable in cash or in penny warrants to purchase Common Stock (the “Commitment Fee Warrants”) and will also receive a fixed number of warrants (the “Financing Warrants”);

WHEREAS, as an inducement to enter into this Agreement, the Company will issue to the Sellers a consent fee (the “Consent Fee”), which may be payable, at the option of the Seller as elected on the signature pages hereto, in (i) cash or (ii) in penny warrants to purchase Common Stock (the “Amendment Fee Warrants” and together with the Financing Warrants and the Commitment Fee Warrants, the “Warrants”, and together with the Common Stock which may be issued pursuant to any PIK Payments, the “Securities”), pursuant to a Warrant Agreement to be dated as of March 15, 2017 (the “Warrant Agreement”) between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

WHEREAS, the Securities will be initially issued without registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”) upon reliance on exemptions from registration therefrom;

WHEREAS, the Warrants will not be exercisable until the Company has received the Requisite Shareholder Approvals (as defined in the Warrant Agreement) and thereafter shall be exercisable in accordance with the terms and conditions of the Warrant Agreement;

WHEREAS, holders of the Common Stock which may be issued as PIK Payments or as PIK payments under the 1.5 Lien Notes (together, the “PIK Shares”) and holders of the Warrants will have the registration rights set forth in the registration rights agreement, to be dated as of March 15, 2017 (the “Registration Rights Agreement”), among the Company, the Sellers and certain other persons. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the “SEC”), under the circumstances set forth therein, a registration statement under the Securities Act registering the resale of the PIK Shares and the Common Stock issuable upon exercise of the Warrants; and

WHEREAS, (a) each Seller has individually negotiated this Agreement with the Company, (b) each Seller’s rights and obligations under this Agreement are several and not joint with the obligations of any other Seller, and (c) the rights and obligations of the Company with respect to each Seller are several and not joint with respect to any other Seller.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Purchase and Sale.

(a) On the terms and subject to the conditions set forth herein, each Seller hereby agrees to sell to the Company, and the Company hereby agrees to purchase from each Seller, the aggregate principal amount of 2015 Term Loans specified on Annex I (collectively, the “Purchased Loans”), at a purchase price (the “Purchase Price”) equal to the sum of (i) $1,000 per $1,000 of principal amount of the 2015 Fairfax Loans and/or $1,000 per $1,000 of principal amount of the 2015 Exchange Loans, each as specified on Annex I. The obligations of the Sellers under this Agreement are several (and not joint), and no Seller shall be responsible for any other Seller’s failure to perform its obligations hereunder.

(b) The Company hereby agrees to pay in full, in cash, all unpaid and accrued interest on the Purchased Loans from the immediately preceding Interest Payment Date (as defined in the Fairfax Second Lien Credit Agreement or in the Exchange Second Lien Credit Agreement, as applicable) to, but not including, the Closing Date (defined below), in each case payable in accordance with the terms of the Fairfax Second Lien Credit Agreement or the Exchange Second Lien Credit Agreement, as applicable. The obligations of the Sellers under this Agreement are several (and not joint), and no Seller shall be responsible for any other Seller’s failure to perform its obligations hereunder.

(c) As inducement for each Seller to enter into this Agreement, the Company hereby agrees to pay each Seller the Consent Fee with respect to the Purchased Loans sold by such Seller in accordance with such Seller’s election of cash or Warrants as specified in the signature pages hereto and summarized on Annex I. The Consent Fee payable to each Seller shall be equal to either (i) Warrants equal to such Seller’s pro rata share of an aggregate of up to 10% of the outstanding Common Stock of the Company on the Closing Date (to be calculated on a fully diluted basis giving effect to the issuance of shares of Common Stock underlying the Commitment Fee Warrants and the Amendment Fee Warrants, but excluding the Financing Warrants and any Common Stock which may be issued as PIK Payments or as PIK payments under the 1.5 Lien Notes and subject to pro rata reduction for any Seller who elects to receive the Consent Fee in cash pursuant to clause (ii)), or (ii) cash equal to such Seller’s pro rata share of the Common Stock underlying the Warrants described in immediately preceding clause (i). The price per share of Common Stock used to calculate the value of the cash in clause (ii) shall be $0.70 per share which represents the 30-day VWAP of the Common Stock as of February 28, 2017.

(d) For the convenience of the Parties, each of the Company and the Sellers agree that the funding of the Affiliate Lender’s Loans shall be deemed to occur on the Closing Date and the deemed delivery of the proceeds of the Affiliate Lender’s Loans under the Term Loan Agreement to the Sellers shall satisfy the Company’s obligation to pay the Purchase Price hereunder. Further, the accrued but unpaid interest on the Purchased Loans from the immediately preceding Interest Payment Date to and including the Closing Date shall be paid in full in cash, promptly upon receipt of funds in respect thereof from the Company, by the Fairfax Administrative Agent (in the case of the Fairfax Second Lien Credit Agreement) or by the Exchange Administrative Agent (in the case of the Exchange Second Lien Credit Agreement), as applicable, to the applicable Seller in each case at the direction of the Company on the Closing Date in cash by wire transfer of immediately available funds to the respective accounts of the Sellers referenced on Annex II (the “Accrued Interest”). For the avoidance of doubt, upon the effectiveness of this Agreement the payment of any applicable Make-Whole Amount (as defined in the Fairfax Second Lien Credit Agreement or in the Exchange Second Lien Credit Agreement, as applicable) payable on the 2015 Term Loans that are subject to the purchase and sale contemplated by this Agreement will be waived as provided in Section 6 below. Finally, the Company, as the borrower of the Purchased Loans, shall (and hereby does) direct the Fairfax Administrative Agent (in the case of the 2015 Fairfax Loans) or the Exchange Administrative Agent (in the case of the 2015 Exchange Loans), as applicable, to cancel the applicable Purchased Loans concurrently with the Closing. The Parties acknowledge and agree that (i) the deemed making by the Affiliate Lender of its Loans under the Term Loan Agreement, (ii) the deemed delivery by the Affiliate Lender of the proceeds of its Loans under the Term Loan Agreement to the Sellers in accordance with the first sentence of this Section 1(d) hereof, (iii) the sale by the Sellers to the Company of the Purchased Loans, (iv) the

purchase by the Company from the Sellers of the Purchased Loans and (v) the cancellation by the Fairfax Administrative Agent (in the case of the 2015 Fairfax Loans) or the Exchange Administrative Agent (in the case of the 2015 Exchange Loans), as applicable, of the applicable Purchased Loans in accordance with the third sentence of this Section 1(d) will, in each case, occur concurrently.

2. Closing. The closing of the purchase and sale of the Purchased Loans (the “Closing”) will take place on the business day on which the Effective Time (as defined below) occurs (such business day, the “Effective Date”) or such date and time after the Effective Date as shall be mutually agreed to by the Parties (the “Closing Date”). The Closing will take place at the offices of the Company or such other place as shall be mutually agreed to by the Parties. Each Seller’s obligations under this Agreement shall terminate on the date that is ten (10) Business days following the date of this Agreement (or such later date as may be agreed in writing by all Sellers).

3. Representations and Warranties and Covenants of Sellers. Each Seller represents and warrants, and covenants, as applicable, as of the date hereof and as of the Effective Time to the Company:

(a) Such Seller is the legal and beneficial owner (or, as of the Effective Date, will be the legal and beneficial owner) of the applicable Purchased Loans, and as of the Effective Time such Purchased Loans will not be sold, pledged, assigned or hypothecated to any other person. Such Seller has good and valid beneficial title to the Purchased Loans, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto, except for liens or encumbrances which will be released on or prior to the Effective Time.

(b) Such Seller (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority, and the legal right, to make, deliver and perform this Agreement and (iii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement.

(c) This Agreement (i) has been duly executed and delivered on behalf of such Seller and (ii) constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(d) Each Seller is (i) an “accredited investor,” within the meaning of Rule 501 promulgated by the SEC under the Securities Act, (ii) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and/or (iii) a non-U.S. person within the meaning of Regulation S under the Securities Act. Each Investor will acquire Securities for its own account, for investment, and not with a view to or for sale in connection with any distribution thereof in violation of the registration provisions of the Securities Act or the rules and regulations promulgated thereunder. Each Investor understands that the Securities are being issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein and in any investor questionnaire completed in connection with this Agreement and the transactions contemplated hereby in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

(e) Such Seller has had the opportunity to review the Company’s filings with the Securities and Exchange Commission and has had the opportunity to ask questions of the Company and its representatives and to obtain information from representatives of the Company as necessary to evaluate the merits and risks of the transaction contemplated by this Agreement, including any investment in the Securities. Such Seller is knowledgeable, sophisticated and experienced in business and financial matters and is able to bear the economic risk involved with the transaction contemplated by this Agreement and any investment in the Securities.

(f) The execution, delivery and performance of this Agreement by such Seller will not result in a violation by such Seller of any requirement of law or any contractual obligation of such Seller and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

4. Representations and Warranties of the Company. The Company represents and warrants as of the date hereof and as of the Effective Time to each Seller:

(a) The Company (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the power and authority, and the legal right, to make, deliver and perform this Agreement and (iii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement.

(b) This Agreement (i) has been duly executed and delivered on behalf of the Company and (ii) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally.

(c) The execution, delivery and performance of this Agreement by the Company will not result in a violation by the Company of any requirement of law or any contractual obligation of the Company and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues pursuant to any requirement of law or any such contractual obligation.

5. Conditions Precedent. The effectiveness of this Agreement and the obligations of the Company to purchase and the Sellers to sell the Purchased Loans are subject to the satisfaction of the following conditions precedent (the date and time of satisfaction of such conditions precedent, the “Effective Time”):

(a) Each Party shall have received this Agreement duly executed and delivered by each other Party;

(b) Each of the representations and warranties of each Party set forth herein are true and accurate as of the date hereof and as of the Effective Time;

(c) Each Affiliate Lender shall have executed the Term Loan Agreement as a lender thereunder, with a commitment to lend an amount thereunder equal to the Purchase Price (but, for the avoidance of doubt, exclusive of the amounts required to pay the Accrued Interest on the Purchased Loans);

(d) All of the conditions to the closing and the making of Loans by each Affiliate Lender under the Term Loan Agreement, other than the contemporaneous consummation of the purchase of the Purchased Loans pursuant hereto, shall have been satisfied or waived by the Administrative Agent or Lenders, as applicable;

(e) each Seller shall have completed and returned an investor questionnaire to the Company and shall have delivered to the Company all necessary certificates, instruments and other documents as may be required in connection with the issuance of the Loans under the Term Loan Agreement and any issuance of Securities (including any forms required by the Company’s transfer agent with respect to its Common Stock); and

(f) Concurrently with the Closing, the Company shall have directed the Administrative Agent and the Affiliate Lender to deliver the deemed proceeds of the Affiliate Lender’s Loans under the Term Loan Agreement as contemplated in Section 1(d) hereof.

6. Amendments.

(a) Fairfax Second Lien Credit Agreement. The Company, the other Credit Parties (as defined in the Fairfax Second Lien Credit Agreement), the Fairfax Administrative Agent and each Seller that is party to the Fairfax Second Lien Credit Agreement as of the Effective Date hereby (w) agree that, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 of this Agreement, the Fairfax Second Lien Credit Agreement shall be deemed paid in full concurrently with the consummation of the transactions contemplated by this Agreement and shall be deemed terminated, (x) irrevocably waive the requirement for the payment by the Borrower of any applicable Make-Whole Amount (as defined in the Fairfax Second Lien Credit Agreement) that is owing solely with respect to the 2015 Fairfax Loans that are subject to the purchase and sale contemplated by this Agreement, (y) hereby consent to, and, subject to compliance with Section 7.1(c) of the Collateral Trust Agreement (as defined in the Fairfax Second Lien Credit Agreement), direct the Collateral Trustee (as defined in the Fairfax Second Lien Credit Agreement) to enter into, the amendment to the Collateral Trust Agreement attached as Exhibit A hereto and (z) hereby consent to, and direct the Collateral Trustee (in its capacity as a Secured Debt Representative under and as defined in the Intercreditor Agreement (as defined in the Fairfax Second Lien Credit Agreement)) to enter into, the amendment to the Intercreditor Agreement attached as Exhibit B hereto.

(b) Exchange Second Lien Credit Agreement. The Company, the other Credit Parties (as defined in the Exchange Second Lien Credit Agreement), the Exchange Administrative Agent and each Seller that is party to the Exchange Second Lien Credit Agreement as of the Effective Date, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 5 of this Agreement, hereby (v) consent to, and direct the Exchange Administrative Agent and the Collateral Trustee (as defined in the Exchange Second Lien Credit Agreement) to enter into, the amendments to the Exchange Second Lien Credit Agreement attached as Exhibit C hereto, (w) agree that the Exchange Second Lien Credit Agreement shall be deemed further amended to allow for the consummation of the transactions contemplated by this Agreement, (x) irrevocably waive the requirement for the payment by the Borrower of any applicable Make-Whole Amount (as defined in the Exchange Second Lien Credit Agreement) that is owing solely with respect to the 2015 Exchange Loans that are subject to the purchase and sale contemplated by this Agreement, (y) hereby consent to, and, subject to compliance with Section 7.1(c) of the Collateral Trust Agreement (as defined in the Exchange Second Lien Credit Agreement), direct the Collateral Trustee (as defined in the Exchange Second Lien Credit Agreement) to enter into, the amendment to the Collateral Trust Agreement attached as Exhibit A hereto and (z) hereby consent to, and direct the Collateral Trustee (in its capacity as a Secured Debt Representative under and as defined in the Intercreditor Agreement (as defined in the Exchange Second Lien Credit Agreement)) to enter into, the amendment to the Intercreditor Agreement attached as Exhibit B hereto.

7. Release of Claims; Indemnification.

(a) Effective on the Effective Time, each Party, on behalf of itself and its respective successors and assigns, affiliates, members, directors, managers, officers, employees, agents and representatives (collectively, the “Releasing Parties”) shall, and hereby does, except as provided herein, release, acquit, waive and forever discharge each other Party and such Party’s affiliates and its and their respective current and former principals, officers, directors, managers, employees, agents, attorneys, successors, assigns, indemnitees and representatives of any kind (collectively, the “Released Parties”), from and against (i) any and all liability from all claims, judgments, demands, liens, actions, administrative proceedings, and causes of action of every kind and nature, whether derivative or otherwise (including, without limitation, any claims or counterclaims), asserted by any Releasing Party, in each case, to the extent and solely to the extent arising out of the Purchased Loans (collectively, “Claims”), and (ii) from all damages, injuries, contributions, indemnities, compensation, obligations, costs, attorney’s fees and expenses of every kind and nature whatsoever, whether known or unknown, fixed or contingent, whether in law or in equity, whether sounding in tort or in contract and whether or not asserted arising out of such Claims (collectively, “Damages”), insofar as such Claims or Damages arise out of the actions or omissions of any Released Party, whether or not relating to Claims or Damages pending on, or asserted after, the date hereof. For the avoidance of doubt, the direct or indirect limited partners or members of any Party or any of its members shall not be deemed to be Releasing Parties for purposes of this Section 7. Notwithstanding the foregoing, the Claims and/or Damages released hereby shall not include (i) any Claims and/or Damages arising as a direct or indirect result of the fraud of any Released Party, (ii) any rights to indemnity or reimbursement under the Fairfax Second Lien Credit Agreement or the Exchange Second Lien Credit Agreement which relate to the period prior to the Effective Time or (iii) any Claims and/or Damages related to any indebtedness of the Company other than the Purchased Loans. For the avoidance of doubt, the Exchange Administrative Agent shall not be deemed to be a Releasing Party for purposes of this Section 7 and in entering this Agreement the Exchange Administrative Agent shall be and remain entitled to the benefit of the Exchange Second Lien Credit Agreement relating to the rights, protections, immunities, indemnities, exculpations or conduct of, or affecting the liability of or otherwise affording protection to the “Administrative Agent” thereunder.

(b) The release of Released Parties contained herein is a final release, even if there may exist a mistake on the part of any Releasing Party as to the extent and nature of the claims, injuries, and damages of the Releasing Parties against the Released Parties; provided that for the avoidance of doubt such release shall be of no further force or effect in the event the transactions contemplated hereby are not consummated.

(c) Each Party agrees that this Agreement may be pleaded as a full and complete defense to, and may be used as a basis for an injunction against, any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of this Agreement by it or any other Releasing Party.

(d) Each Party expressly agrees that this Agreement shall apply to all unknown and any unanticipated injuries and damages of any Releasing Party, as well as those now known by any Releasing Party, arising out of or in connection with the actions or omissions of any Released Parties related to the Claims prior to the date hereof, and expressly waives any applicable state law that may hold to the contrary.

(e) Notwithstanding anything to the contrary contained in this Section 7, nothing in this Section 7 shall limit or otherwise affect any of the provisions of the Term Loan Agreement or any of the other Loan Documents (as defined in the Term Loan Agreement), or any of the rights of the Affiliate Lender thereunder.

8. Counterparts. This Agreement may be executed by one or more parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or via email (including “pdf” files) shall be effective as delivery of a manually executed counterpart hereof.

9. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT (INCLUDING ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN (IN EACH CASE, WHETHER FOR CLAIMS SOUNDING IN CONTRACT OR IN TORT).

12. Entire Agreement. This Agreement in combination with the Term Loan Agreement represents the entire agreement of the Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Parties relative to the subject matter hereof not expressly set forth or referred to herein or in the Term Loan Agreement.

13. Further Assurances. Each of the Parties shall execute, acknowledge, deliver or cause to be executed, acknowledged or delivered, all further documents as shall be reasonably necessary or convenient to carry out the provisions of this Agreement.

14. Amendments in Writing. This Agreement may only be amended or modified if such amendment, modification or waiver is in writing and signed by all Parties. No waiver of any breach of this Agreement shall be construed as an implied amendment or agreement to amend or modify any provision of this Agreement.

15. Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

16. Independent Nature of Sellers. The obligations of each Seller under this Agreement are several and not joint with the obligations of any other Seller, and no Seller shall be responsible in any way for the performance of the obligations of any other Seller under this Agreement. Each Seller shall be responsible only for its own representations, warranties and agreements hereunder. The decision of each Seller to sell the Purchased Loans pursuant to this Agreement has been made by such Seller independently of any other Seller and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any other Seller or by any agent or employee of any other Seller, and no Seller or any of its agents or employees shall have any liability to any other Seller (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein, and no action taken by any Seller pursuant hereto, shall be deemed to constitute the Sellers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sellers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Except as otherwise provided in this Agreement, each Seller shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, and it shall not be necessary for any other Seller to be joined as an additional party in any proceeding for such purpose.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

EXCO RESOURCES, INC.

By:	/s/ Tyler Farquharson
Name: Tyler Farquharson Title: Vice President, Chief Financial Officer and Treasurer

EXCO HOLDING (PA), INC.
EXCO PRODUCTION COMPANY (PA), LLC
EXCO PRODUCTION COMPANY (WV), LLC
EXCO RESOURCES (XA), LLC
EXCO SERVICES, INC.
EXCO MIDCONTINENT MLP, LLC
EXCO PARTNERS GP, LLC
EXCO PARTNERS OLP GP, LLC
EXCO HOLDING MLP, INC.
EXCO LAND COMPANY, LLC

By:	/s/ Tyler Farquharson Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

EXCO OPERATING COMPANY, LP

By:	EXCO Partners OLP GP, LLC
its general partner

By:	/s/ Tyler Farquharson Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

[Signature Page to EXCO Resources Purchase Agreement]

EXCO GP PARTNERS OLD, LP

By:	EXCO Partners GP, LLC
its general partner

By:	/s/ Tyler Farquharson Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING, LP

By:	/s/ Tyler Farquharson Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

RAIDER MARKETING GP, LLC

By:	/s/ Tyler Farquharson Name: Tyler Farquharson
Title: Vice President, Chief Financial Officer and Treasurer

[Signature Page to EXCO Resources Purchase Agreement]

HAMBLIN WATSA INVESTMENT COUNSEL LTD., as Fairfax Administrative Agent

By:	/s/ Paul Rivett
Name: Paul Rivett Title: Chief Operating Officer

[Signature Page to EXCO Resources Purchase Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Exchange Administrative Agent

By:	/s/ Renee Kuhl Name: Renee Kuhl
Title: Vice President

[Signature Page to EXCO Resources Purchase Agreement]

Sellers:

BRIT INSURANCE (GIBRALTAR) PCC LIMITED
BRIT SYNDICATES LIMITED
CLEARWATER SELECT INSURANCE COMPANY
FAIRFAX FINANCIAL HOLDINGS MASTER TRUST FUND
FEDERATED INSURANCE COMPANY OF CANADA
NEWLINE CORPORATE NAME LIMITED (SYNDICATE)
NORTHBRIDGE GENERAL INSURANCE CORPORATION
NORTHBRIDGE PERSONAL INSURANCE CORPORATION
ODYSSEY REINSURANCE COMPANY
TIG INSURANCE (BARBADOS) LTD.
UNITED STATES FIRE INSURANCE COMPANY
WENTWORTH INSURANCE COMPANY LTD.
ZENITH INSURANCE COMPANY
ZENITH INSURANCE COMAPNY

By: Hamblin Watsa Investment Counsel Ltd., its Investment Manager

By:	/s/ Paul Rivett
Name:	Paul Rivett
Title:	Chief Operating Officer

Consent Fee in connection herewith will be paid with the following (please indicate):

☐ Cash

☒ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: AVENUE ENERGY OPPORTUNITIES FUND, L.P., as Lender

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: Bank of America, N.A.

By:	/s/ Tracey-Ann Scarlett
Name:	Tracey-Ann Scarlett
Title:	Assistant Vice President

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller:

Energy Strategic Advisory Services LLC

By:	/s/ Jonathan Siegler
Name:	Jonathan Siegler
Title:	Chief Financial Officer

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: Canadian Imperial Bank of Commerce

By:	/s/ David Evelyn
Name:	David Evelyn
Title:	General Manager

By:	/s/ Neermala Hurry
Name:	Neermala Hurry
Title:	Assistant General Manager

Consent Fee in connection herewith will be paid with the following (please indicate):

☐ Cash

☒ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: CHOU ASSOCIATES FUND

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: CHOU BOND FUND

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: CHOU RRSP FUND

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: CHOU INCOME FUND

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: CHOU OPPORTUNITY FUND

By:	/s/ Francis Chou
Name:	Francis Chou
Title:	Portfolio Manager

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: JPMORGAN TAX AWARE INCOME OPPORTUNITIES FUND

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title: Vice President, JP Morgan Investment Management

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: JPMORGAN TOTAL RETURN FUND

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title: Vice President, JP Morgan Investment Management

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: ADVANCED SERIES TRUST – AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title: Vice President, JP Morgan Investment Management

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND

By:	/s/ Amy Ronca
Name:	Amy Ronca
Title: Vice President, JP Morgan Investment Management

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: GEN IV INVESTMENT OPPORTUNITIES, LLC

By:	/s/ Paul Segal
Name:	Paul Segal
Title:	President

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: VEGA ASSET PARTNERS, L.P.

By:	/s/ Paul Segal
Name:	Paul Segal
Title:	President

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: NB Distressed Debt Investment Fund Limited

By Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Ravi Soni
Name:	Ravi Soni
Title:	Senior Vice President

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]

Seller: NB Distressed Debt Master Fund LP

By Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Ravi Soni
Name:	Ravi Soni
Title:	Senior Vice President

Consent Fee in connection herewith will be paid with the following (please indicate):

☒ Cash

☐ Amendment Fee Warrants

[Signature Page to EXCO Resources Purchase Agreement]